Long-term debt	12 Months Ended
Dec. 31, 2024
Disclosure of detailed information about borrowings [abstract]
Long-term debt [Text Block]

21. Long-term debt

Long-term debt is comprised of the following:

	Dec. 31, 2024	Dec. 31, 2023
Senior unsecured notes (a)	$1,111.1	$1,190.6
Senior secured revolving credit facilities (b)	(3.6)	96.9
	$1,107.5	$1,287.5

(a) Senior unsecured notes

Balance, January 1, 2023	$1,188.1
Accretion of transaction costs and premiums	2.5
Balance, December 31, 2023	$1,190.6
Repurchases	(82.6)
Write-down of unamortized transaction costs	0.6
Accretion of transaction costs and premiums	2.5
Balance, December 31, 2024	$1,111.1

As at December 31, 2024, $1,117.4 million aggregate principal amount of senior notes were outstanding in two series: (i) a series of 4.50% senior notes due 2026 ("2026 Notes") in an aggregate principal amount of $575.0 million and (ii) a series of 6.125% senior notes due 2029 ("2029 Notes") in an aggregate principal amount of $542.4 million. During the year ended December 31, 2024, the Company repurchased and retired $25.0 million of the 2026 Notes and $57.6 million of the 2029 Notes at a discount. For the year ended December 31, 2024, the discount of $0.7 million was recorded as Other expenses in the consolidated statements of income.

Upon the repurchase and retirement of $82.6 million of senior unsecured notes during the year, the unamortized transaction costs related to this principal amount were recorded as a finance expense in the consolidated statements of income.

The senior notes are guaranteed on a senior unsecured basis by substantially all of the Company's subsidiaries, other than HudBay (BVI) Inc. and certain excluded or unrestricted subsidiaries, which includes CMBC (the Company's 75% owned subsidiary that owns the Copper Mountain mine), and subsidiaries that hold the Copper World and Mason projects as well as any newly formed or acquired subsidiaries that primarily hold or may develop non-producing mineral assets that are in the pre-construction phase of development.

(b) Senior secured revolving credit facilities

Balance, January 1, 2023[1]	$(4.0)
Proceeds from drawdown, net of repayments	100.0
Accretion of transaction costs	1.6
Transaction costs	(0.7)
Balance, December 31, 2023	$96.9
Repayments	(100.0)
Accretion of transaction costs	2.0
Transaction costs	(2.5)
Balance, December 31, 2024[1]	$(3.6)
[1] Balance, representing deferred transaction costs, is in an asset position.

Hudbay has two senior secured revolving credit facilities with total commitments of $450.0 million and substantially similar terms and conditions for its Canadian and Peruvian businesses. Hudbay's revolving credit facilities are secured against substantially all of the Company's assets, other than those associated with the Copper Mountain mine and the Copper World and Mason projects. During the year ended December 31, 2024, Hudbay repaid $10.0 million under its Canadian revolving credit facility and $90.0 million under the Peruvian revolving credit facility. During the fourth quarter of 2024, the two senior secured revolving credit facilities were extended by three years from October 2025 to November 2028. The newly extended $450.0 million revolving credit facility includes an accordion feature to increase the facility by an additional $150 million at Hudbay's discretion during the four-year tenor. Hudbay incurred $2.4 million of transactions costs associated with the extension which were deferred and amortized over the new term of the credit facilities.

As at December 31, 2024, there were nil draws under the Canadian and Peruvian revolving credit facilities, other than letters of credit to support reclamation and pension obligations as described below.

As at December 31, 2024, the Peru segment had nil in letters of credit issued under the Peru revolving credit facility to support its reclamation obligations and the Manitoba segment had $24.0 million in letters of credit issued under the Canadian revolving credit facility to support its reclamation and pension obligations. As at December 31, 2024, we were in compliance with our covenants under the revolving credit facilities.

Surety bonds

The Arizona segment had $18.4 million in surety bonds issued to support future reclamation and closure obligations. No cash collateral is required to be posted under these surety bonds.

The British Columbia segment had $45.6 million in surety bonds issued to support future reclamation and closure obligations and $1.0 million in surety bonds with BC Hydro in relation to the BC Hydro transmission system at the Copper Mountain Mine. No cash collateral is required to be posted under these surety bonds.

The Peru segment had $37.0 million in surety bonds issued to support future reclamation and closure obligations. No cash collateral is required to be posted under these surety bonds.

Other letters of credit

The Peru segment had $89.1 million in letters of credit issued with various Peruvian financial institutions to support future reclamation and other operating matters. No cash collateral is required to be posted under these letters of credit.

The British Columbia segment had $0.6 million in letters of credit issued with various Canadian financial institutions related to other operating matters. Cash collateral deposit has been posted under these letters of credit (note 12).

Hudbay has a C$130.0 million bilateral letter of credit facility ("LC Facility") with a major Canadian financial institution. As at December 31, 2024, the Manitoba segment had $52.7 million in letters of credit issued under the LC Facility to support its reclamation and pension obligations.

(c) Copper Mountain Bonds

On April 9, 2021, Copper Mountain completed an offering of $250.0 million of secured bonds ("the Bonds"). The Bonds provided the bondholders with the right to put all or part of the principal amount of the outstanding Bonds to Copper Mountain at a price of 101%, plus accrued interest, following a change of control events. With the acquisition of Copper Mountain on June 20, 2023, the change of control event was triggered and all outstanding Bonds were available to be put to Copper Mountain within a predefined period of time immediately following the acquisition date.

The change in control put option expired on July 17, 2023, at which time, $83.3 million of the Bonds were put to Copper Mountain. The principal and premium amounted to $84.1 million, which was repaid on July 24, 2023.

During the fourth quarter of 2023, Hudbay made a scheduled principal repayment of $5.0 million and exercised the early redemption option and redeemed the remaining $54.7 million principal amount outstanding of Copper Mountain bonds on November 30, 2023 at a call price of 104%, plus accrued and unpaid interest to the date of redemption.